UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22939

T. Rowe Price Credit Opportunities Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Credit Opportunities Fund	May 31, 2019
PRCPX	Investor Class
PAOPX	Advisor Class
TCRRX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND

HIGHLIGHTS

■	The Credit Opportunities Fund generated a 5.89% return in the 12-month period ended May 31, 2019, outperforming its benchmark, the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index.

■	Our highest-conviction holdings were among the top relative performance contributors.

■	We have been reducing the portfolio’s exposure to bank loans and have been able to replicate the yield by redeploying the proceeds into BB rated secured bonds.

■	The macro environment currently has a significant influence on investor sentiment, and a degree of uncertainty is likely to persist.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Markets were extremely volatile in your fund’s fiscal year ended May 31, 2019, although well-diversified portfolios emerged with modest gains. Evidence of a slowdown in the global economy hampered equities but boosted bond returns by pushing down long-term interest rates.

The period started on a generally bright note. The U.S. economy shifted back into a higher gear in 2018, expanding at its fastest pace (2.9%) in three years due in part to stimulus from the December 2017 tax cuts and increased federal spending. Consumer confidence gauges rose as the unemployment rate fell, taking both to favorable levels not seen in two decades. Corporate earnings were particularly strong, with profits for the largest companies expanding by roughly 20% in 2018, thanks to the lower corporate tax rate and healthy revenues.

The continuing expansion encouraged the Federal Reserve to stay on its path of monetary tightening, with policymakers raising the federal funds rate once each quarter in 2018. Markets initially proved resilient to the hikes, but early signs of economic weakness led to worries that the Fed might be moving too quickly. The pace of home sales and new construction slowed in late 2018 as rising mortgage rates and a lack of entry-level homes weighed on affordability. Business investment also appeared to weaken, and gauges of manufacturing activity declined.

The Fed’s hikes eventually began to put pressure on markets. Fed Chair Jerome Powell told an interviewer on October 3 that interest rates were still “a long way” from a neutral level that would neither stimulate nor restrain the economy. Stocks sold off over the following days, and the yield on the benchmark 10-year Treasury note reached 3.25%, its highest level since 2011. (Bond prices and yields move in opposite directions.)

Growth signals worsened into the end of the year, bringing bond yields back down but weighing further on equities. The partial government shutdown that began in late December and lasted through much of January delivered another blow. The holiday sales season did not meet expectations, and measures of consumer confidence dropped sharply. The major equity benchmarks entered or neared bear market territory, defined as a decline of at least 20% from their recent highs.

The Fed responded to the slowdown and market turmoil with a “dovish pivot,” sending bond and stock prices sharply higher in early 2019. Powell and other Fed officials made assurances that they would respond to any pronounced slowdown with all the tools at their disposal and signaled that future rate hikes were in “pause” mode. Indeed, markets soon began pricing in a likelihood that the Fed’s next move would be to cut rates. Long-term bond yields tumbled dramatically, and the yield on the 10-year note ended May at 2.14%, well below its year-ago level of 2.83%.

The Fed also had to account for the impact of the trade tensions between the U.S. and China. Hopes that an all-out trade war might be averted helped lift the markets in the first four months of 2019, particularly after President Donald Trump stated that the two sides were “getting very close” to a deal. These hopes were dashed in early May, however, after the White House declared that negotiations had fallen through and then subsequently raised the tariff rate on many Chinese goods to 25% from 10%. The tit-for-tat tariff battle also seemed to be metastasizing into a “technological cold war,” with each country taking steps to limit the other’s access to critical components and raw materials.

The future course of U.S.-China trade relations is a central question facing investors. Unfortunately, I suspect that neither side is in the mood for compromise, with President Trump feeling the need to remain resolute before the 2020 election and Chinese officials equally eager to deny him a victory, and potentially willing to wait to negotiate with his successor.

One way we’ll monitor these developments is through weekly and monthly meetings of our investment teams, where our managers, analysts, economists, and legislative specialists share observations and insights. While further turbulence in the markets seems likely, I’m confident that our uniquely collaborative approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks a combination of long-term capital appreciation and high income.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Credit Opportunities Fund returned 5.89% in the 12 months ended May 31, 2019, outperforming its benchmark, the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index. (Returns for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

We experienced three distinct cycles in the past 12 months. After financial markets benefited from a relatively sanguine environment from the beginning of our fiscal year through September 2018, significant volatility took hold that weighed on the performance of risk assets in the fourth quarter. Later, the Federal Reserve’s pivot from an outlook that called for several rate hikes in 2019 to no rate hikes significantly improved sentiment in the high yield asset class in the early months of this year.

Asurion was the top contributor to relative performance. The company is a loan-only issuer and global provider of product protection and support services to the wireless, insurance, retail, and home repair service industries. As a handset insurance provider, it benefits from smartphone sales without depending on the execution of one specific wireless carrier. Asurion’s scale acts as a significant barrier to entry, allowing the company to provide more valuable services to its carriers’ customers at a lower cost than competitors. Asurion’s dominant market position, solid credit profile, near-term revenue visibility, and attractive coupons support our high conviction. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the services segment, Kronos, a leader in the workforce management solutions market, significantly added to relative performance. Its products address business needs, including monitoring employee time and attendance, scheduling, absence management, and workforce analytics. This company’s market-leading products and subscription-based business foster loyalty from a diverse customer base. Kronos posted strong 2018 results, and we believe that fundamentals should improve as its new workforce management software Dimensions rolls out and expenses moderate.

Among cable operators, Charter Communications, a leading broadband communications firm and the second-largest U.S. cable company, was a top relative performance contributor. Our credit analyst who covers Charter views it as a blue chip crossover credit—the combination of a relatively high interest rate and low default outlook—with the potential for further credit upgrades. This issuer performed well despite broad high yield market weakness during the first half of our fiscal year. Charter also posted solid results in the first quarter of 2019 as revenue increased year over year, capital expenditures declined, and its liquidity position remained strong.

In the broadcasting segment, iHeartMedia was a notable detractor. The company filed for bankruptcy in the first quarter of 2018, so its bonds were not paying a coupon. Therefore, any negative movement in the underlying price directly weighed on performance. The bonds traded lower amid high yield market weakness in the fourth quarter of 2018. T. Rowe Price has been an active member of the iHeartMedia senior bondholder group for more than a year. The company exited bankruptcy in the first week of May, which means that the performance drag from owning bonds that don’t pay a coupon has been eliminated. We received our new securities and subsequently increased our investment in iHeartMedia’s bonds.

A residual equity position in Frontera Energy was another significant detractor for the 12-month period. We received these shares as part of the restructuring when the company—formerly known as Pacific Rubiales—emerged from bankruptcy. Frontera is a Colombian petroleum exploration and production company with a diverse portfolio of assets, and it is publicly traded on the Toronto Stock Exchange (TSX). The stock traded lower because investors were disappointed by the company’s limited success in finding new production sources. However, we believe that the market is overlooking that Frontera’s existing production base should provide steady operating performance for several years even with no additional discoveries. Our holdings were fairly illiquid during most of the past year, but Frontera was recently added to the S&P/TSX Composite Index, which created a market for the shares. We took advantage of the opportunity to reduce our position.

How is the fund positioned?

This portfolio is structured to offer flexible and concentrated exposure to our highest-conviction high yield bonds and bank loans. Most of the portfolio taps into the repeatable, traditional high yield and bank loan credit research process that defines the T. Rowe Price high yield platform. However, this portfolio is more focused than a diversified high yield fund, and the benchmark does not drive portfolio construction. If we do not find compelling value in a name, we simply do not own it.

The fund’s flexible mandate allows for more aggressive or conservative positioning as the opportunity set dictates, and we have the ability to layer in special credit situations. In these special situations, we look for jurisdictions in which we know our rights and remedies and spend significant time on asset valuation and assessing potential outcomes. When we do participate in select situations, we stay in liquid, freely tradeable instruments and seek to be active members of creditor committees so that we can have a significant impact on our outcome. These holdings, while limited in number, can offer the potential for meaningful total return, and they are another factor differentiating this portfolio from traditional high yield bond funds.

Bank loans were the fund’s largest off-index allocation as of May 31, 2019, at 18.6% of assets, although we reduced our loan allocation by more than 10% year over year. Because of their senior secured status, loans provide risk-adjusted exposure to the below investment-grade market. Loans’ defensive features are particularly attractive as the Federal Reserve tightens monetary policy or in the event of a high yield bond market correction—both occurred in 2018.

Our bank loan holdings performed extremely well in 2018. Leveraged loans posted gains for the year compared with high yield market declines. However, we began reducing the portfolio’s exposure to loans during the fourth quarter as the market adjusted to a new Federal Reserve narrative and lowered its expectations for future rate hikes. We were able to replicate the yield by redeploying the proceeds into BB rated secured bonds, and we continued to implement this strategy for paring our loan exposure in 2019.

What is portfolio management’s outlook?

The macro environment currently has a significant influence on investor sentiment. Slowing economic growth, the Fed’s interest rate strategy, trade tensions, and the upcoming U.S. presidential election have created a cloud of uncertainty that is likely to persist—particularly if the Fed remains on hold. Investors are eagerly anticipating an “insurance” rate cut that would support the performance of financial markets, but this may not occur. Nevertheless, the current environment is broadly supportive for fixed income strategies, as coupon payments provide a reliable income source that enhances the appeal of bonds amid turbulent market conditions.

The high yield asset class continues to demonstrate its resilience. After posting a loss in 2018, the high yield market began this year with its strongest quarterly performance since 2009. Steady economic growth, albeit at a slower pace, creates a healthy environment for below investment-grade companies. Limited new supply and recent inflows to the asset class have produced favorable technical conditions, and we expect default activity to remain low in the next 12 months. Although the economy is slowing, barring a precipitous further deceleration, the pace of growth should be sufficient to support issuers’ fundamentals and sustain credit quality trends.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered to be speculative investments. Bank loans may at times become difficult to value and highly illiquid; they are subject to credit risk, such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2019, Bloomberg Index Services Ltd. Used with permission.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 5/31/19
Asurion	4.3%
Intelsat	4.1
Kronos	4.1
Charter Communications	3.7
iHeartMedia	3.3
HCA	3.1
Altice USA	3.0
Avantor	2.6
Bausch Health	2.4
NRG Energy	2.1
Clear Channel Worldwide	2.0
Altice NV	1.8
International Game Technology	1.7
Albertsons	1.5
Sprint	1.3
Targa Resources	1.2
Cheniere Energy Inc.	1.1
Seven Generations Energy	1.1
Netflix	1.0
Hess Corp.	1.0
Dell	0.9
Caesars Entertainment	0.9
Virgin Media	0.9
Cologix	0.9
Jo-Ann Stores	0.9
Total	**50.9%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the portfolio of investments under their subsidiaries.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 66.1%		
Aerospace & Defense 0.5%		
TransDigm, 6.25%, 3/15/26 (1)	360	368
		368
Automotive 1.6%		
Ford Motor Credit, 5.085%, 1/7/21	235	241
Ford Motor Credit, 5.75%, 2/1/21	235	243
Panther BF Aggregator 2, 6.25%, 5/15/26 (1)	140	143
Panther BF Aggregator 2, 8.50%, 5/15/27 (1)	335	335
Tesla, 5.30%, 8/15/25 (1)	243	198
		1,160
Broadcasting 2.9%		
Clear Channel Worldwide Holdings, 9.25%, 2/15/24 (1)	955	1,021
iHeartCommunications, 6.375%, 5/1/26	181	189
iHeartCommunications, 8.375%, 5/1/27	628	658
Lions Gate Capital Holdings, 6.375%, 2/1/24 (1)	155	159
		2,027
Building & Real Estate 0.9%		
Greystar Real Estate Partners, 5.75%, 12/1/25 (1)	280	278
Howard Hughes, 5.375%, 3/15/25 (1)	330	324
		602
Cable Operators 11.8%		
Altice Financing, 7.50%, 5/15/26 (1)	200	196
Altice France, 8.125%, 2/1/27 (1)	455	453
Altice Luxembourg, 7.625%, 2/15/25 (1)	580	534
Altice Luxembourg, 7.75%, 5/15/22 (1)	400	407

Altice Luxembourg, 10.50%, 5/15/27 (1)	350	349
CCO Holdings, 5.00%, 2/1/28 (1)	333	330
CCO Holdings, 5.375%, 6/1/29 (1)	235	235
CCO Holdings, 5.50%, 5/1/26 (1)	725	743
CCO Holdings, 5.75%, 2/15/26 (1)	610	631
CCO Holdings, 5.875%, 5/1/27 (1)	610	629
CSC Holdings, 6.50%, 2/1/29 (1)	745	788
CSC Holdings, 6.625%, 10/15/25 (1)	600	629
CSC Holdings, 7.50%, 4/1/28 (1)	625	667
DISH DBS, 7.75%, 7/1/26	145	132
Netflix, 5.375%, 11/15/29 (1)	170	172
Netflix, 5.875%, 11/15/28	215	226
Netflix, 6.375%, 5/15/29 (1)	260	284
Radiate Holdco, 6.875%, 2/15/23 (1)	335	337
Virgin Media Finance, 6.00%, 10/15/24 (1)	600	617
		8,359
Chemicals 1.5%		
Consolidated Energy Finance, 6.875%, 6/15/25 (1)	395	397
Kissner Holdings, 8.375%, 12/1/22 (1)	395	409
PQ, 5.75%, 12/15/25 (1)	245	242
		1,048
Consumer Products 0.6%		
Energizer Holdings, 7.75%, 1/15/27 (1)	120	125
LTF Merger Sub, 8.50%, 6/15/23 (1)	260	265
		390
Container 0.5%		
BWAY Holding, 7.25%, 4/15/25 (1)	195	187

Reynolds Group Issuer, 7.00%, 7/15/24 (1)	200	201
		388
Energy 9.9%		
Berry Petroleum, 7.00%, 2/15/26 (1)	140	134
Brazos Valley Longhorn, 6.875%, 2/1/25	155	150
Bruin E&P Partners, 8.875%, 8/1/23 (1)	125	110
Carrizo Oil & Gas, 8.25%, 7/15/25	305	293
Cheniere Corpus Christi Holdings, 5.125%, 6/30/27	375	389
Cheniere Corpus Christi Holdings, 7.00%, 6/30/24	325	363
Covey Park Energy, 7.50%, 5/15/25 (1)	215	191
CrownRock, 5.625%, 10/15/25 (1)	220	210
DCP Midstream Operating, 6.75%, 9/15/37 (1)	215	224
DCP Midstream Operating, 8.125%, 8/16/30	46	55
Exterran Energy Solutions, 8.125%, 5/1/25	340	344
Gulfport Energy, 6.375%, 5/15/25	85	71
Gulfport Energy, 6.375%, 1/15/26	95	77
Hess, 7.30%, 8/15/31	475	571
Hess, 7.875%, 10/1/29	80	98
Magnolia Oil & Gas Operating, 6.00%, 8/1/26 (1)	270	270
Matador Resources, 5.875%, 9/15/26	190	187
Noble Holding International, 7.875%, 2/1/26 (1)	295	255
Parsley Energy, 5.625%, 10/15/27 (1)	355	351
PDC Energy, 5.75%, 5/15/26	292	271
Seven Generations Energy, 5.375%, 9/30/25 (1)	345	329
Seven Generations Energy, 6.75%, 5/1/23 (1)	415	418
Tallgrass Energy Partners, 5.50%, 9/15/24 (1)	350	357
Targa Resources Partners, 6.50%, 7/15/27 (1)	150	157
Targa Resources Partners, 6.875%, 1/15/29 (1)	260	277
TransMontaigne Partners, 6.125%, 2/15/26	110	106
Transocean Guardian, 5.875%, 1/15/24 (1)	387	389

USA Compression Partners, 6.875%, 9/1/27 (1)	205	209
Vine Oil & Gas, 9.75%, 4/15/23 (1)	175	128
		6,984
Entertainment & Leisure 0.3%		
Cedar Fair, 5.375%, 4/15/27	190	192
		192
Financial 2.7%		
Ally Financial, 5.75%, 11/20/25	275	294
AmWINS Group, 7.75%, 7/1/26 (1)	465	466
HUB International, 7.00%, 5/1/26 (1)	220	216
Nationstar Mortgage Holdings, 8.125%, 7/15/23 (1)	285	285
Navient, 7.25%, 9/25/23	260	274
Springleaf Finance, 6.125%, 3/15/24	225	233
Springleaf Finance, 6.875%, 3/15/25	155	161
		1,929
Food/Tobacco 1.7%		
B&G Foods, 5.25%, 4/1/25	480	466
Chobani, 7.50%, 4/15/25 (1)	275	251
Post Holdings, 5.625%, 1/15/28 (1)	265	262
Post Holdings, 5.75%, 3/1/27 (1)	250	251
		1,230
Gaming 3.5%		
Caesars Resort Collection, 5.25%, 10/15/25 (1)	661	645
International Game Technology, 6.25%, 2/15/22 (1)	400	414
International Game Technology, 6.25%, 1/15/27 (1)	345	356
International Game Technology, 6.50%, 2/15/25 (1)	400	422
Scientific Games International, 8.25%, 3/15/26 (1)	185	187

Scientific Games International, 10.00%, 12/1/22	177	186
Stars Group Holdings, 7.00%, 7/15/26 (1)	250	259
		2,469
Healthcare 9.0%		
Avantor, 6.00%, 10/1/24 (1)	335	348
Avantor, 9.00%, 10/1/25 (1)	1,085	1,192
Bausch Health, 7.00%, 3/15/24 (1)	645	674
Bausch Health, 7.25%, 5/30/29 (1)	166	164
Bausch Health, 9.00%, 12/15/25 (1)	460	494
Bausch Health Americas, 8.50%, 1/31/27 (1)	302	318
Eagle Holding II, 7.625%, 5/15/22 (1)(3)	125	125
HCA, 5.25%, 6/15/26	500	536
HCA, 5.375%, 2/1/25	1,215	1,271
HCA, 5.875%, 2/1/29	305	323
Hill-Rom Holdings, 5.75%, 9/1/23 (1)	150	155
Tenet Healthcare, 6.25%, 2/1/27 (1)	290	296
Tenet Healthcare, 6.75%, 6/15/23	200	199
WellCare Health Plans, 5.375%, 8/15/26 (1)	305	313
		6,408
Information Technology 3.0%		
Commscope Finance, 6.00%, 3/1/26 (1)	190	190
CommScope Finance, 8.25%, 3/1/27 (1)	190	188
Dell International, 7.125%, 6/15/24 (1)	600	631
Go Daddy Operating, 5.25%, 12/1/27 (1)	95	96
Qorvo, 5.50%, 7/15/26 (1)	315	320
Refinitiv U.S. Holdings, 8.25%, 11/15/26 (1)	536	533
Uber Technologies, 8.00%, 11/1/26 (1)	190	201
		2,159

Manufacturing 0.9%		
Apex Tool Group, 9.00%, 2/15/23 (1)	207	197
Colfax, 6.00%, 2/15/24 (1)	95	98
Colfax, 6.375%, 2/15/26 (1)	140	146
Park-Ohio Industries, 6.625%, 4/15/27	95	93
Stevens Holding, 6.125%, 10/1/26 (1)	125	131
		665
Metals & Mining 2.0%		
Constellium, 6.625%, 3/1/25 (1)	500	510
Freeport-McMoRan, 6.875%, 2/15/23	175	183
Joseph T. Ryerson & Son, 11.00%, 5/15/22 (1)	24	25
New Gold, 6.375%, 5/15/25 (1)	332	247
Novelis, 6.25%, 8/15/24 (1)	160	164
Zekelman Industries, 9.875%, 6/15/23 (1)	275	288
		1,417
Other Telecommunications 1.0%		
CenturyLink, 7.50%, 4/1/24	215	229
Frontier Communications, 8.50%, 4/1/26 (1)	115	111
Zayo Group, 5.75%, 1/15/27 (1)	365	375
		715
Satellites 4.6%		
Intelsat Connect Finance, 9.50%, 2/15/23 (1)	175	152
Intelsat Jackson Holdings, 8.50%, 10/15/24 (1)	810	790
Intelsat Jackson Holdings, 9.50%, 9/30/22 (1)	995	1,149
Intelsat Jackson Holdings, 9.75%, 7/15/25 (1)	779	789
Iridium Communications, 10.25%, 4/15/23 (1)	329	358
		3,238

Services 1.4%		
eG Global Finance, 6.75%, 2/7/25 (1)	200	196
Fair Isaac, 5.25%, 5/15/26 (1)	40	42
HD Supply, 5.375%, 10/15/26 (1)	175	178
Laureate Education, 8.25%, 5/1/25 (1)	140	151
Prime Security Services Borrower, 9.25%, 5/15/23 (1)	116	121
Ritchie Bros Auctioneers, 5.375%, 1/15/25 (1)	325	332
		1,020
Supermarkets 0.5%		
Albertson's, 7.45%, 8/1/29	15	14
Albertson's, 7.50%, 3/15/26 (1)	302	317
		331
Utilities 3.3%		
Clearway Energy Operating, 5.75%, 10/15/25 (1)	165	165
Edison International, 2.40%, 9/15/22	135	133
Edison International, 2.95%, 3/15/23	80	75
NRG Energy, 5.25%, 6/15/29 (1)	190	195
NRG Energy, 5.75%, 1/15/28	665	697
NRG Energy, 6.625%, 1/15/27	220	234
NRG Energy, 7.25%, 5/15/26	325	351
Vistra Energy, 8.00%, 1/15/25 (1)	44	47
Vistra Energy, 8.125%, 1/30/26 (1)	140	150
Vistra Operations, 5.50%, 9/1/26 (1)	290	298
		2,345
Wireless Communications 2.0%		
Sprint, 7.125%, 6/15/24	205	214
Sprint, 7.25%, 9/15/21	305	321
Sprint Capital, 8.75%, 3/15/32	125	143

Sprint Communications, 11.50%, 11/15/21	225	258
T-Mobile USA, 6.50%, 1/15/26	465	489
		1,425
Total Corporate Bonds (Cost $46,229)		**46,869**
BANK LOANS 18.7% (4)		
Automotive 0.5%		
Navistar, FRN, 3M USD LIBOR + 3.50%, 5.96%, 11/6/24	356	355
		355
Broadcasting 1.6%		
iHeartCommunications, FRN, 3M USD LIBOR + 4.00%, 6.579%, 5/1/26	791	791
iHeartCommunications, FRN, 3M USD LIBOR + 6.75%, 9.052%, 1/30/20 (2)(7)	235	174
NEP Group, FRN, 3M USD LIBOR + 7.00%, 9.439%, 10/19/26	195	192
		1,157
Chemicals 0.3%		
Encapsys, FRN, 3M USD LIBOR + 7.50%, 10.083%, 11/7/25 (5)	193	189
		189
Energy 0.7%		
BCP Raptor, FRN, 3M USD LIBOR + 4.25%, 6.689%, 6/24/24	201	195
Felix Energy, FRN, 3M USD LIBOR + 6.50%, 9.062%, 8/9/22, Acquisition Date: 8/9/17, Cost: 312 (5)(6)	316	313
		508
Financial 0.3%		
EIG Management, FRN, 3M USD LIBOR + 3.75%, 6.18%, 2/24/25	198	197
		197

Satellites 0.3%		
Space Exploration Technologies, FRN, 3M USD LIBOR + 4.25%, 6.689%, 11/21/25 (5)	244	243
		243
Services 5.0%		
Kronos, FRN, 3M USD LIBOR + 3.00%, 5.579%, 11/1/23	1,215	1,211
Kronos, FRN, 3M USD LIBOR + 8.25%, 10.829%, 11/1/24	1,650	1,697
Laureate Education, FRN, 3M USD LIBOR + 2.50%, 8.00%, 4/26/24	176	176
Prime Securities Services Borrower, FRN, 3M USD LIBOR + 2.75%, 5.189%, 5/2/22	273	270
Renaissance Holding, FRN, 3M USD LIBOR + 7.00%, 9.481%, 5/29/26	185	177
		3,531
Supermarkets 1.0%		
Albertson's, FRN, 3M USD LIBOR + 3.00%, 5.609%, 12/21/22	731	729
		729
Utilities 0.8%		
Brookfield WEC Holdings, FRN, 3M USD LIBOR + 6.75%, 9.189%, 8/3/26	155	156
Pacific Gas & Electric , FRN, 3M USD LIBOR + 1.125%, 3.836%, 12/31/20 (11)	410	410
		566
Wireless Communications 4.3%		
Asurion, FRN, 3M USD LIBOR + 3.00%, 5.439%, 11/3/24	824	820
Asurion, FRN, 3M USD LIBOR + 6.50%, 8.939%, 8/4/25	2,170	2,203
		3,023
Total Bank Loans (Cost $13,345)		13,292

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 2.4%

U.S. Government Agency Obligations 2.4%		
U.S. Treasury Notes, 2.125%, 3/31/24	1,675	1,689
		1,689
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $1,660)		**1,689**

CONVERTIBLE BONDS 0.5%

Automotive 0.5%		
Tesla Energy Operations, 1.625%, 11/1/19	337	318
		318
Energy 0.0%		
Cheniere Energy, 4.25%, 3/15/45	25	20
		20
Total Convertible Bonds (Cost $336)		**338**

COMMON STOCKS 2.0%

Cable Operators 0.5%		
GCI Liberty, Class A (7)	3	190
Liberty Latin America, Class A (7)	9	157
		347
Energy 0.2%		
Frontera Energy (CAD)	—	4
Frontera Energy (7)	15	147
		151

Media & Advertising 0.6%		
Clear Channel Outdoor Holdings (7)	76	389
		389
Media & Communications 0.7%		
iHeartMedia (7)	32	503
		503
Wireless Communications 0.0%		
T-Mobile USA (5)(7)	370	4
T-Mobile USA (5)(7)	230	1
		5
Total Common Stocks (Cost $1,363)		**1,395**
CONVERTIBLE PREFERRED STOCKS 2.6%		
ENERGY 0.5%		
Targa Resources, Series A, 9.50%, Acquisition Date: 10/30/17, Cost: 392 (6)(8)	–	380
		380
Health Care 0.6%		
Avantor, Series A, 6.25%, 5/15/22	5	300
Becton Dickinson & Company, Series A, 6.125%, 5/1/20	2	131
		431
MANUFACTURING 0.3%		
Danaher, Series A, 4.75%, 4/15/22	–	205
		205
Utilities 0.9%		
American Electric Power, 6.125%, 3/15/22	4	205
NextEra Energy, 6.123%, 9/1/19	3	191

Sempra Energy, Series A, 6.00%, 1/15/21	2	214
		610
Wireless Communications 0.3%		
Crown Castle International, Series A, 6.875%, 8/1/20	–	218
		218
Total Convertible Preferred Stocks (Cost $1,679)		**1,844**

SHORT-TERM INVESTMENTS 7.1%

Money Market Funds 7.1%		
T. Rowe Price Government Reserve Fund, 2.46% (9)(10)	5,075	5,075
Total Short-Term Investments (Cost $5,075)		**5,075**
Total Investments in Securities		
99.4% of Net Assets (Cost $69,687)		**$ 70,502**

‡ Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers – total value of such securities at period-end amounts to $34,636 and represents 48.9% of net assets.

(2) Issuer is currently in a bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.

(3) Security has the ability to pay in kind or pay in cash. When applicable, separate rates of such payments are disclosed.

(4) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(5) Level 3 in fair value hierarchy. See Note 2.

(6) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $693 and represents 1.0% of net assets.

(7) Non-income producing

(8) Perpetual security with no stated maturity date.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Credit Opportunities Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks a combination of long-term capital appreciation and high income. The fund has three classes of shares: the Credit Opportunities Fund (Investor Class), the Credit Opportunities Fund–Advisor Class (Advisor Class), and the Credit Opportunities Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees Prior to April 1, 2019, a 2% fee was assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2019. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2019, totaled $(4,000) for the year ended May 31, 2019. During the year, transfers into Level 3 resulted from a lack of observable market data for the security.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2019, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of May 31, 2019, the fund held credit derivatives with a fair value of $10,000, included in Bilateral swap premiums paid, and $1,000, included in Bilateral swap premiums received, on the accompanying Statement of Assets and Liabilities.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2019, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby may expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of May 31, 2019, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2019, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 1% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2019, the notional amount of protection sold by the fund totaled $275,000 (0.4% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2019, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt At May 31, 2019, approximately 85% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $31,920,000 and $32,099,000, respectively, for the year ended May 31, 2019. Purchases and sales of U.S. government securities aggregated $1,659,000 and $0, respectively, for the year ended May 31, 2019.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to differences between book/tax amortization policies.

Distributions during the years ended May 31, 2019 and May 31, 2018, totaled $3,699,000 and $2,340,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2019, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. Further, $9,369,000 of the fund’s available capital loss carryforwards acquired through tax-free reorganizations may be subject to certain limitations on amount or timing of use.

NOTE 6 - ACQUISITION

On June 26, 2018, the fund acquired substantially all of the assets of the T. Rowe Price Institutional Credit Opportunities Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated June 21, 2018 and approved by shareholders of the acquired fund on June 25, 2018. The acquired fund was available only to institutional investors and required an initial investment of $1,000,000; the same as the fund’s I Class investment minimum. The acquired fund shared a nearly identical investment program as the fund and had the same net expense ratio. Accordingly, it no longer made sense to offer both funds and the acquired fund’s Board approved the liquidation and dissolution of the acquired fund. Shareholders of the acquired fund approved the exchange of their shares in the acquired fund for shares of the fund’s I Class. The acquisition was accomplished by a tax-free exchange of 2,752,000 shares of the fund with a value of $23,338,000 for all 2,802,000 shares of the acquired fund then outstanding, with the same value. The exchange was based on values at the close of the NYSE on the immediately preceding business day, June 25, 2018. The net assets of the acquired fund at that date included $107,000 of unrealized appreciation and $9,369,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Assets of the acquired fund, including securities of $21,532,000, cash of $1,778,000, and receivables payables and other assets and liabilities of $28,000, were combined with those of the fund, resulting in aggregate net assets of $68,665,000 immediately after the acquisition.

Pro forma results of operations of the combined entity for the entire year ended May 31, 2019, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the fund’s accompanying Statement of Operations since June 26, 2018.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2019, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended May 31, 2019 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $848,000 remain subject to repayment by the fund at May 31, 2019. To the extent any expenses are waived or reimbursed in accordance with an expense limitation, the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. Any repayment of expenses previously waived/paid by Price Associates during the period, if any, would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2019, expenses incurred pursuant to these service agreements were $68,000 for Price Associates; $27,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of May 31, 2019, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,294,000 shares of the Investor Class, representing 23% of the Investor Class’s net assets and 25,000 shares of the Advisor Class, representing 97% of the Advisor Class’s net assets, and 2,485,000 shares of the I Class, representing 91% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 8 - BORROWING

Prior to October 19, 2018, the fund, along with several other T. Rowe Price-sponsored mutual funds (collectively, the participating funds), participated in a $650 million, 364-day, syndicated credit facility (the facility) pursuant to which the participating funds could borrow on a first-come, first-served basis up to the full amount of the facility. Interest was charged to borrowing funds at a rate equal to 1.00% plus the Federal Funds rate. A commitment fee, equal to 0.15% per annum of the average daily undrawn commitment was accrued daily and paid quarterly; legal and administrative fees were recognized as incurred. All fees were allocated to the participating funds based on each fund’s relative net assets and are reflected as a component of interest expense in the accompanying financial statements. Loans were generally unsecured; however, the fund was required to collateralize any borrowings under the facility on an equivalent basis if it had other collateralized borrowings. During the year ended May 31, 2019, the fund incurred $3,000 in commitment fees. Effective October 19, 2018, the fund no longer participates in this credit facility.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Credit Opportunities Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Credit Opportunities Fund, Inc. (the “Fund”) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 19, 2019

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/19

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $73,000 from short-term capital gains.

For taxable non-corporate shareholders, $67,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $66,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, the fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, the fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-PORT and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 11–12, 2019 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, and four-year periods as of September 30, 2018, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to contractual expense limitations agreed to by the Advisor with respect to the Investor Class, Advisor Class, and I Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the fourth quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe), and the fund’s total expenses ranked in the fourth quintile (Investor Class Expense Group), first quintile (Advisor Class Expense Group), and fourth and fifth quintiles (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [188]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels (1959) 2018 [188]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2014 [188]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to present); Member, Independent Directors Council Governing Board (2017 to present); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2014 [188]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2014 [188]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2014 [188]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016), Board Member, American Economic Association (2018 to present)

John G. Schreiber (1946) 2014 [188]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Mark R. Tercek(c) (1957) 2014 [0]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of February 19, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.
(c)Effective February 15, 2019, Mr. Tercek resigned from his role as independent director of the Price Funds.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [188]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA** (1971) 2019 [188]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.
**Mr. Sharps replaced Edward A. Wiese as director of the domestic fixed income Price Funds effective January 1, 2019.

OFFICERS

Name (Year of Birth) Position Held With Credit Opportunities Fund	Principal Occupation(s)

Jason A. Bauer (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International; Assistant Vice President, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.

Carson R. Dickson, CFA, CPA (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Trust Company

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Rodney M. Rayburn, CFA (1970) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian A. Rubin, CPA (1974) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael J. Trivino (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

David A. Yatzeck (1981) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,684,000 and $1,874,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Credit Opportunities Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 19, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	July 19, 2019